SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

BNS Co.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-5881	050113140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Enterprise Center, Suite 103, Middletown, Rhode Island 02842

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 848-6300

(Former Name or Former Address, if Changed since Last Report)

Item 5.    Other Events

On February 5, 2004, BNS Co. (the “Company”) issued a press release in connection with the entering into of an agreement for the sale of its United Kingdom property. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statement and Exhibits

(c)	Exhibits

Exhibit Number	Title
99.1	Company’s February 5, 2004 Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNS Co.

Date: February 6, 2004	By:	/s/ MICHAEL WARREN
Name: Michael Warren Title: President and Chief Executive Officer